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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 26, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                       HUTCHINSON TECHNOLOGY INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       MINNESOTA                       0-14709                   41-0901840
------------------------       ------------------------      -------------------
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)




           40 WEST HIGHLAND PARK DRIVE N.E.
                HUTCHINSON, MINNESOTA                       55350
    --------------------------------------------      -----------------
      (Address of Principal Executive Offices)            (Zip Code)


                                 (320) 587-3797
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

         On February 26, 2003, Hutchinson Technology Incorporated issued a press release to announce that it recently completed its offering of $150 million aggregate principal amount of 2.25% Convertible Subordinated Notes due 2010 (the "Notes"), pursuant to Rule 144A under the Securities Act of 1933, as amended, and Regulation S thereunder. Other information relating to the Notes is contained in the press release, a copy of which is attached as Exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits
                  --------
                     99       Press Release dated February 26, 2003.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 26, 2003               HUTCHINSON TECHNOLOGY INCORPORATED



                                       By   /s/ Wayne M. Fortun
                                            ------------------------------------
                                                Wayne M. Fortun
                                                Chief Executive Officer






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                                 EXHIBIT INDEX

No.             Description                                                Manner of Filing
---             -----------                                                ----------------
99              Press Release dated February 26, 2003..................  Filed Electronically